Supplement dated June 26, 2013

to the Prospectus, as supplemented, of the following fund:

Fund	Prospectus Dated

Columbia Funds Series Trust II

Columbia Diversified Equity Income Fund	October 1, 2012

Effective July 8, 2013, the information under the caption “Fund Management” in the “Summary of the Fund” section is hereby superseded and replaced with the following:

Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Hugh H. Mullin, CFA	Portfolio Manager	Manager	2013

Effective July 8, 2013, the portfolio manager information under the caption “Investment Manager” in the “More Information About the Fund – Fund Management and Compensation” section is hereby superseded and replaced with the following:

Portfolio Manager

Information about the Fund’s portfolio manager primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio manager, including information relating to compensation, other accounts managed by the portfolio manager and ownership by the portfolio manager of Fund shares.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Hugh H. Mullin, CFA	Portfolio Manager	Manager	2013

Mr. Mullin joined the Investment Manager in July 2013. Prior to joining the Investment Manager, Mr. Mullin worked for CLSA, Asia Pacific Markets as Director, U.S. Equity Sales. Mr. Mullin began his investment career in 1986 and earned a B.S. from the University of Massachusetts.

The rest of this section remains the same.

Shareholders should retain this Supplement for future reference.

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